SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                 --------------

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 31, 2002

               Merrill Lynch, Pierce, Fenner & Smith Incorporated
                                Initial Depositor
             (Exact name of registrant as specified in its charter)

                            Biotech HOLDRS(SM) Trust
                      [Issuer with respect to the receipts]

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

                                    333-89355
                             Commission File Number

                                   13-5674085
                      (I.R.S. Employer Identification No.)

                                250 Vesey Street
                            New York, New York 10281
              (Address of principal executive offices and zip code)

                                 (212) 449-1000
              (Registrant's telephone number, including area code)


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Item 5.       Other Events

              Gilead Sciences, Inc. announced a 2-for-1 stock split on its common stock payable to shareholders of record as of February 14, 2002. Gilead Sciences began trading on a split-adjusted basis on March 8, 2002. Effective March 13, 2002, the share amount of Gilead Sciences represented by a round-lot of 100 Biotech HOLDRS is 16.

Item 7.       Financial Statements, Pro Forma Financial Information and Exhibits

                  (c)      Exhibits

                           99.1 Biotech HOLDRS Trust Prospectus dated March 12, 2002 updating the Prospectus dated January 23, 2001.

                           99.2 Biotech HOLDRS Trust Prospectus Supplement dated March 31, 2002 to Prospectus dated March 12, 2002.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          MERRILL LYNCH, PIERCE, FENNER & SMITH
                                              INCORPORATED


Date:  May 7, 2002               By:      /s/ MITCHELL M. COX
                                          ----------------------------
                                          Name:    Mitchell M. Cox
                                          Title:   Attorney-in-Fact


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                                  EXHIBIT INDEX

Number and Description of Exhibit
-----------------------------------

(99.1) Biotech HOLDRS Trust Prospectus dated March 12, 2002 updating the Prospectus dated January 23, 2001.

(99.2) Biotech HOLDRS Trust Prospectus Supplement dated March 31, 2002 to Prospectus dated March 12, 2002.


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